UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2005

Vestin Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24803	52-2102142
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8379 W. Sunset Road, Las Vegas, Nevada		89113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 227-0965

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On March 24, 2005, Lance Bradford voluntarily resigned as a director of Vestin Group, Inc. (the “Company”). Mr. Bradford’s resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d) On March 24, 2005, John Alderfer, the Company’s Chief Financial Officer, was elected to replace Mr. Bradford as a member of the Company’s board of directors. Mr. Alderfer will not serve on any committees of the board of directors. During the last two years, the Company is not a party to any transactions in which Mr. Alderfer had any direct or indirect material interest.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VESTIN GROUP, INC.
Dated: March 28, 2005	By:	/s/ MICHAEL V. SHUSTEK
Michael V. Shustek
President and Chief Executive Officer